Exhibit 10.1
Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

AMENDMENT NO. 4
to the COLLABORATION AND LICENSE AGREEMENT
This Amendment No. 4 (this “Amendment No. 4”) to the Collaboration and License Agreement (the “Agreement”) by and between Sandoz AG., a Swiss corporation with offices located at Lichtstraβe 35, CH 4056 Basel BS, Switzerland (“Sandoz”) and Momenta Pharmaceuticals, Inc., a Delaware company with offices located at 675 West Kendall Street, Cambridge, MA 02142 (“Momenta”) is made effective as of May 26, 2016 (the “Amendment No. 4 Effective Date”). Sandoz and Momenta may hereafter be referred to collectively as the “Parties” and individually as a “Party”.
WHEREAS, Sandoz and Momenta entered into a Collaboration and License Agreement effective as June 13, 2007, as amended by Amendment No. 1 dated April 25, 2008, a letter agreement dated December 22, 2008, Amendment No. 2 dated December 14, 2009 but made effective as of November 1, 2009 and Amendment No. 3 dated April 1, 2011; and
WHEREAS, Sandoz desires to transfer [***] from [***] to its [***] in support of [***], as further described below;
WHEREAS, the Agreement does not provide for the transfer of the [***] and its [***], except in the case of a transfer for [***];
WHEREAS, the Parties desire to facilitate such transfer and to set forth the economic terms for such transfer under the Agreement; and
WHEREAS, the Parties now desire to amend the Agreement to reflect mutually agreed upon revised terms in accordance with the provisions of the Agreement; and
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Parties hereto, intending to be legally bound, do hereby agree that the Agreement shall be amended as follows:
1.Section 2.1.3 is hereby added to the Agreement as follows:
2.1.3. [***], Transfer of [***].
Subject to the terms and conditions of this Agreement,
(i) Sandoz and/or its [***] may use or cross-reference the [***] and any related [***] solely in the following [***] to support the development and/or commercialization of such [***] a [***] and [***] to [***] the [***] and [***] of [***] and [***] with [***] in [***] with [***].

(ii) In support of such [***], Sandoz or its designee intends to transfer [***] of the [***] (the “[***]”), such transfer to be in [***] installments. The transfer of the [***] is [***] from [***] and any [***] provided for in the Agreement, including but not limited to those set forth in [***]. In consideration of such transfer of the [***], Sandoz shall pay to Momenta [***] (the “[***]”), [***] payments of [***] per [***]. Such payment to Momenta of the [***] is [***] the [***] under the Collaboration for such [***]. Sandoz or its designee shall notify Momenta within in [***] of each shipment. Following notice of each shipment, Momenta shall [***]. Sandoz shall render payment to Momenta within [***] of receipt of invoice.
(iii) For the sake of clarity:

(A)	No [***] for [***] made in [***] as set forth in [***] shall be made for such [***];

(B)	No [***] by Momenta with respect to the transfer of the [***] to the [***].

2.    All other terms of the Agreement not amended by this Amendment No. 4 shall remain in full force and effect.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

3.    All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.
4.    This Amendment No. 4 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 4 may be executed by facsimile or electronically transmitted signatures, such as by portable electronic document (PDF), and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

IN WITNESS WHEREOF, this Amendment No. 4 to the Agreement has been executed by the authorized representatives of each Party and shall be in full force and effect as of the Effective Date first above written.

SANDOZ AG By: /s/ Georg Rieder Name: Georg Rieder Title: Chief Financial Officer, Sandoz AG	MOMENTA PHARMACEUTICALS, INC. By: /s/ Craig A. Wheeler Name: Craig A. Wheeler Title: CEO
By: /s/ A. Eggmann Name: Andreas Eggmann Title: Head Sandoz AG

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.